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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 31, 1996

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




       Delaware                      1-9767                   94-2579751
(STATE OR OTHER JURISDICTION       (COMMISSION              (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

9162 Eton Avenue, Chatsworth, California                        91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



       Registrant's telephone number, including area code: (818) 709-1244


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 31, 1996, International Remote Imaging Systems, Inc. ("IRIS" or the "Registrant") acquired the digital imaging business of Perceptive Scientific Instruments, Inc. ("PSI") for $9.1 million in cash, a $7.0 million subordinated debenture and a five-year warrant to purchase 875,000 shares of IRIS common stock at $8.00 per share. IRIS paid the cash portion of the purchase price with funds obtained from City National Bank under a $7.8 million term loan and a new $1.5 million revolving line of credit. Under the terms of the acquisition agreement, the Registrant will appoint Edward Randall III, principal owner of PSI, to its Board of Directors.

     PSI, a privately held company based in Houston, is a recognized leader in the development and supply of digital imaging systems for biological, clinical and research applications. PSI's primary business is providing genetic analysis instrumentation and related services through worldwide sales of its proprietary PowerGene-TM- product line. The PowerGene product line, based in part on image processing technology from NASA, is used in various cytogenetic procedures, including chromosome karyotyping, DNA probe analysis via fluorescent in-situ hybridization methods and comparative genomic hybridization analysis. The PowerGene system is marketed nationally from PSI's Houston headquarters and internationally through its U.K. subsidiary. PSI had revenues of $7.2 million for the trailing twelve-months ended June 30, 1996.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is impracticable to provide the required financial statements at this time. As permitted by Item 7(a)(4) of Form 8-K, the Registrant will file such information as soon as it is practicable but in no event later than 60 days after the due date of this report.

     (b) PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information at this time. As permitted by Item 7(b)(2) of Form 8-K, the Registrant will file such information as soon as it is practicable but in no event later than 60 days after the due date of this report.

     (c) EXHIBITS.

         2 Asset Purchase Agreement dated as of July 15, 1996 by and among International Remote Imaging Systems, Inc., Digital Imaging Technologies, Inc., Perceptive Scientific Instruments, Inc. and Perceptive Scientific Technologies, Inc.(1)

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     (1)Incorporated by reference to IRIS's Current Report on Form 8-K dated
        July 15, 1996.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL REMOTE IMAGING
                                       SYSTEMS, INC.

Date: August 12, 1996                   By: /s/ E. Eduardo Benmaor
                                       ----------------------------------------
                                          E. Eduardo Benmaor
                                          Controller, Principal Accounting
                                          Officer and Secretary


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                                  EXHIBIT INDEX

NO.                  DOCUMENT

 2 Asset Purchase Agreement dated as of July 15, 1996 by and among International Remote Imaging Systems, Inc., Digital Imaging Technologies, Inc., Perceptive Scientific Instruments, Inc. and Perceptive Scientific Technologies, Inc.(1)

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     (1)Incorporated by reference to IRIS's Current Report on Form 8-K dated
        July 15, 1996.